                            SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

Filed by the Registrant (X)

Filed by a Party other than the Registrant ( )

Check the appropriate box:

(X)      Preliminary Proxy Statement

( ) Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

( )      Definitive Proxy Statement

( )      Definitive Additional Materials

( )      Soliciting Materials Pursuant to Section 240.14a-11(c) or
         240.14a-12

                 COMPOST AMERICA HOLDING COMPANY, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
          (Name of Person(s) Filing Proxy Statement, if Other than the
          Registrant)

Payment of Filing Fee (Check the appropriate box):

(x)      No fee required.

( )      Fee computed on table below per Exchange Act Rules 14a-6(i)(4)
         and 0-11

         1) Title of each class of securities to which transaction applies:

                  ______________________________________________________________

         2)       Aggregate number of securities to which transaction applies:

                  ______________________________________________________________

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11(set forth in the amount on which the filing fee is calculated and state how it was determined):

                  ______________________________________________________________

         4)       Proposed maximum aggregate value of transaction:

                  ______________________________________________________________

         5)       Total fee paid:

                  ______________________________________________________________

( ) Fee paid previously with preliminary materials.

( ) Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid:

____________________

2) Form, Schedule or Registration Statement No.

____________________

3) Filing Party:

____________________

4) Date Filed:

____________________

                      COMPOST AMERICA HOLDING COMPANY, INC.
              3000 Hadley Road, South Plainfield, New Jersey 07080

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To the Shareholders of Compost America Holding Company, Inc.:

NOTICE IS HEREBY GIVEN that a special meeting of the shareholders of COMPOST AMERICA HOLDING COMPANY, INC. (the "Company") will be held at the offices of the Company, 3000 Hadley Road, South Plainfield, New Jersey 07080, on Monday, May 3, 1999, at the hour of 10:00 o'clock in the morning (local time) for the following purposes:

1. To approve an Amendment to the Company's By-Laws which would increase the number of the Company's Directors from 9 to 13 and would allow the Company's Board of Directors to fill vacancies in the Board of Directors; and

2. To transact such further or other business as may properly come before the meeting or any adjournment or adjournments thereof.

                              --------------------

The Board of Directors has fixed the close of business on April 13, 1999 as the record date for the determination of shareholders entitled to receive notice of and to vote at the meeting.

DATED the 19th day of April, 1999.

BY ORDER OF THE BOARD OF DIRECTORS

Pasquale Dileo, Assistant Secretary

                         PLEASE RETURN YOUR SIGNED PROXY

NOTE: Shareholders who are not able to be personally present at the special meeting are requested to promptly sign and return, in the enclosed envelope provided for that purpose, the accompanying form of proxy for use at the meeting. This will not prevent you from voting in person at the meeting. It will, however, help assure a quorum and avoid added proxy solicitation costs.

                      COMPOST AMERICA HOLDING COMPANY, INC.
              3000 Hadley Road, South Plainfield, New Jersey 07080

                               ===================

                                 PROXY STATEMENT

                               ===================

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of COMPOST AMERICA HOLDING COMPANY, INC. (the "Company") for use at a special meeting of the shareholders of the Company to be held on Monday, May 3, 1999 at the hour of 10:00 o'clock in the morning (local time) at the offices of the Company, 3000 Hadley Road, South Plainfield, New Jersey 07080 for the purposes set out in the accompanying notice of meeting.

It is expected that the solicitation will be primarily by mail, but proxies also may be solicited personally or by telephone by officers and employees of the Company who will not receive additional compensation for such solicitation. The cost of solicitation of proxies will be borne directly by the Company.

The form of proxy forwarded to shareholders with the notice of meeting confers discretionary authority upon the proxy nominees with respect to variations of matters identified in the notice of meeting, or other matters that may properly come before the meeting. The form of proxy allows the shareholder to specify that the shares registered in his name shall be voted for or voted against or withheld from voting regarding the proposed amendment to the Company's By-Laws as specified in the Notice of Meeting.

The shares represented by proxies in favor of Management nominees will be voted for or voted against or withheld from voting for the amendment to the Company's By-Laws, in each case, in accordance with the specifications made by the shareholders.

In respect of proxies in which the shareholders have failed to specify how the proxy nominees are required to vote, the shares represented by the proxies in favor of Management nominees will be VOTED FOR the proposed amendment to the Company's By-Laws.

For voting purposes, abstentions will be counted for the purpose of establishing a quorum and will not be voted. Broker non-votes will not be counted for the purpose of establishing a quorum and will not be voted.

Proxies given by shareholders for use at the meeting may be revoked at any time prior to their use. In addition to revocation in any manner permitted by law, a proxy may be revoked in any one of the following ways:

(a) by signing a form of proxy bearing a later date and depositing it with the Secretary of the Company;

(b) as to any matter on which a vote has not already been cast pursuant to the authority conferred by such proxy, by signing written notice of revocation and delivering it to either the Secretary or the Chairman of the meeting;

(c) by attending the meeting in person and personally voting the shares represented by the proxy; or

(d) by instrument in writing executed by the shareholder or by his attorney authorized in writing, or, if the shareholder is a corporation, under its corporate seal, or by an officer or attorney thereof duly authorized, and deposited either at the head office of the Company at any time up to and including the last business day preceding the day of the meeting, or any adjournment thereof, at which the proxy is to be used, or with the Chairman of such meeting on the day of the meeting, or adjournment thereof, and upon either of such deposits the proxy is revoked.

                   VOTING SHARES AND PRINCIPAL HOLDERS THEREOF

The authorized capital of the Company consists of 25,000,000 Preferred Shares, no par value, of which 169,000 shares have been designated as Series A Preferred Shares, 5,000,000 shares have been designated as Series B Preferred Shares, 91,000 shares have been designated as Series C Preferred Shares and 17,500 shares have been designated as Series D Preferred Shares (collectively, the "Preferred Shares") and 100,000,000 common shares, no par value (the "Common Shares").

As at February 28, 1999, 169,000 Series A Preferred Shares, 401,000 Series B Preferred Shares, 91,000 Series C Preferred Shares and 17,500 Series D Preferred Shares and 46,037,164 Common Shares are issued and outstanding as fully paid and non-assessable. Holders of outstanding Common Shares of record at the close of business on April 13, 1999 will be entitled to one vote per share at the special meeting to be held on May 3, 1999. Holders of Preferred Shares are not entitled to vote.

                          Summary of Principal Features
                                OF COMMON SHARES

DIVIDEND RIGHTS

Holders of Common Shares are entitled to receive such dividends as may be declared by the board of directors of the Company out of the profits arising out of the business of the Company.

VOTING RIGHTS

Holders of Common Shares are entitled to one vote for each share held on every matter submitted to a vote of shareholders. Shareholders do not have the right to cumulate their votes in the election of directors.

LIQUIDATION RIGHTS

In the event of any liquidation, dissolution or winding-up of the Company, after provision for payment of the debts and other liabilities of the Company, including the Company's obligations to the holders of its Preferred Shares, the holders of the Common Shares shall be entitled to share rateably in the remaining assets of the Company.

MISCELLANEOUS

There are no conversion rights, pre-emptive rights or liabilities to calls or assessment with regard to the Common Shares.

TRANSFER AGENT AND REGISTRAR

Chase Mellon Shareholder Services, 450 West 33rd Street, New York, New York 10001 is the transfer agent and registrar for the Common Shares.

                                PRINCIPAL HOLDERS

The Company's only class of voting securities is its Common Stock. The following table sets forth, as of February 28, 1999 all persons known by the Company to be a beneficial owner of more than five percent of the Company's Common Stock and the Common Stock ownership in the Company, directly or indirectly, by each of its directors and executive officers and by all directors and executive officers of the Company as a group.

                                             Amount and
                                             Nature of
Name and Address                             Beneficial           Percent of
of Beneficial Owners (1)                     Ownership            Class
------------------------                     ----------           ----------
Paul Abrahamsen                                      0              0%
  1 Battery Park Plaza
  New York, NY 10004
  (Director)

G. Chris Andersen                            2,829,299(2)         6.0%
  821 West Shore Drive
  Kinnelon, NJ 07405
  (Director)

                                             Amount and
                                             Nature of
Name and Address                             Beneficial           Percent of
of Beneficial Owners (1)                     Ownership            Class
------------------------                     ----------           ----------
Charles R. Carson                              238,334(3)         0.5%
  70 Mendota Avenue
  Rye, NY 10580
  (Director)

Anthony P. Cipollone                           390,000(4)         0.8%
  7 Halley Drive
  Pomona, NY 10970
  (Controller)

Pasquale J. Dileo                              997,180(5)         2.2%
  832 Bay Avenue
  Toms River, NJ 08753
  (Assistant Secretary, Director)

John B. Fetter                               2,698,612(6)         5.9%
  820 Gatemore Road
  Bryn Mawr, PA 19010

Robert J. Longo                              4,255,067(7)         9.1%
  71 Roxitichus Road
  Mendham, NJ 07945
  (Director)

Peter Petrillo                                       0              0%
  243 Peachtree Drive
  East Norwich, NY 11732
  (Director)

Alfred A. Rattie                               545,000            1.2%
  29 East Ridge Avenue
  Sellersville, PA 18960
  (Vice President)

John T. Shea                                        (8)             0%
  94 Emily Road
  Far Hills, NJ 07931
  (Director)

Christopher Smith                                    0              0%
  21 Middlesex Road
  Darien, CT 06820
  (Director)

Roger E. Tuttle                              3,163,384(9)         6.7%
  3105 Gibson Lane
  Doylestown, PA 18901
  (President, CEO,
   Treasurer, Director)

                                             Amount and
                                             Nature of
Name and Address                             Beneficial           Percent of
of Beneficial Owners (1)                     Ownership            Class
------------------------                     ----------           ----------
Wasteco Ventures Limited                    12,892,158(8)         28.0%
  Citco Building, Wickham's Cay
  P.O. Box 662
  Roadtown, Tortola, BVI

Officers and Directors As                   12,418,264(10)        25.2%
As A Group (11 Persons)

----------
* Less than 1%

(1) Unless otherwise indicated, each person named in the table exercises sole voting and investment power with respect to all shares beneficially owned.

(2) Includes 583,992 shares owned by Andersen Weinroth LP, of which G. Chris Andersen is a general partner, 1,335,967 shares owned by AW Compost Partners, of which Andersen Weinroth LP is a general partner. Also includes 909,340 shares which may be acquired by Mr. G. Chris Andersen within sixty (60) days upon the exercise of options.

(3) Includes 238,334 shares which may be acquired by Mr. Carson within sixty
(60) days upon the exercise of options.

(4) Includes 350,000 shares which may be acquired by Mr. Cipollone within sixty
(60) days upon the exercise of options.

(5) Includes 30,000 shares owned directly by Mr. Dileo and 967,180 shares owned by Select Acquisitions, Inc., of which Mr. Dileo is President.

(6) Includes 2,478,612 shares owned by John B. Fetter directly, 100,000 shares owned by Marilyn S. Fetter, his wife and 120,000 shares owned by various trusts, of which John B. Fetter is a trustee.

(7) Includes 3,755,067 shares owned by Mr. Longo directly. Also includes 500,000 shares which may be acquired by Mr. Longo within sixty (60) days upon the exercise of options.

(8) John T. Shea will act as attorney-in-fact for Wasteco Ventures Limited at this meeting.

(9) Includes 1,853,509 shares owned by Roger E. Tuttle directly and 100,000 shares owned by Elizabeth Tuttle, his wife. Also includes 1,209,875 shares which may be acquired by Mr. Tuttle within sixty (60) days upon the exercise of options.

(10) Includes 3,207,549 shares which may be acquired within sixty (60) days upon the exercise of options and warrants. As at February

28, 1999, the Company had 46,037,164 shares outstanding. An additional 8,961,988 shares were subject to acquisition within sixty (60) days upon the exercise of options and warrants and the conversion of notes, for a total of 54,999,152.

                                 PROPOSAL NO. 1
                              AMENDMENT TO BY-LAWS

BACKGROUND

The first sentence of Section 2 of Article III of the Company's Amended and Restated By-Laws dated December 12, 1997 states:

"SECTION 2. NUMBER, QUALIFICATION AND TERM OF OFFICE. The number of directors which shall constitute the whole Board of Directors shall be nine (9)."

The first sentence of Section 14 of Article III of the Company's Amended and Restated By-Laws dated December 12, 1997 states:

"SECTION 14. VACANCIES. Any vacancy in the Board of Directors, whether caused by death, resignation, removal, disqualification, an increase in the number of directors, or any other cause, shall be filled by the shareholders only; and each director so elected shall hold office for a term to expire at the next annual meeting of the shareholders and until his successor shall have been elected and qualified."

As at March 15, 1999, the Company's Board of Directors consisted of nine directors. On March 15, 1999 the Company's Board of Directors unanimously passed the following resolution (the "Resolution"):

RESOLVED, that the first sentence of Section 2 of Article III of the Company's Amended and Restated By-Laws dated December 12, 1997 shall be deleted in its entirety and be replaced by the following first Sentence of Section 2 of Article
III: "The number of directors which shall constitute the whole Board of Directors shall be thirteen (13)" and that the first sentence of Section 14 of
Article III of the Company's Amended and Restated By-Laws dated December 12, 1997 shall be deleted in its entirety and be replaced by the following first sentence of Section 14 of Article III: "Any vacancy in the Board of Directors, whether caused by death, resignation, removal, disqualification, an increase in the number of directors, or any other cause, shall be filled by a majority vote of the remaining members of the board of directors; and each director so selected shall hold office for a term to expire at the next annual meeting of the shareholders and until his successor shall have been elected and qualified."

REASONS IN SUPPORT OF THE RESOLUTION

From time to time the Company has the opportunity to add to its Board of Directors individuals with qualifications which, in the opinion of the current board members, would enhance the Board's ability to function on behalf of the Company. These opportunities occur at times distant from the next scheduled annual meeting of shareholders, at which directors are elected, such that the services of these individuals may no longer be available if asked to wait for the next annual meeting of shareholders before being elected to the Board. This proposed amendment to the Company's Amended and Restated By-Laws would create four (4) additional Board positions, and would allow the present Board members, acting by majority vote, to fill these positions, until the Company's next annual meeting of shareholders, at which time all directors would be elected by the shareholders.

For this reason, the Board of Directors of the Company has recommended that the Company seek to amend its Amended and Restated By-Laws to accomplish the foregoing.

REASONS AGAINST THE RESOLUTION

This Resolution would increase the number of the Company's Directors and would allow these new directors to be chosen by the present members of the Board. Such new directors would then hold office and act on behalf of the Company without having been elected by the Company's shareholders, at least until the next annual meeting of shareholders.

REQUIRED VOTE

The quorum requirement for the meeting for the consideration of this Resolution is the presence, in person or by proxy, of holders of common shares entitled to cast a majority of the votes at the meeting. To be effective, the Resolution referred to herein must be passed by a majority of the votes cast at a meeting of shareholders by the holders of common shares entitled to vote thereon.

All Officers and Directors of the Company, their spouses and their affiliates have indicated to the Company that they intend to vote their shares in favor of the passing of the Resolution described herein. Such persons control 22,062,873 Common Shares, or 48% of the Company's 46,037,164 total Common Shares entitled to vote.

EFFECTIVE DATE OF AMENDMENT

If the proposed Resolution is approved by the Company's shareholders, the amendments to the Company's Amended and Restated By-Laws dated December 12, 1997 would be effective immediately.

                                 OTHER BUSINESS

The Board of Directors is not aware of any other business which may come before the meeting. However, if any other matters do properly come before the meeting, it is the intention of the persons named in the accompanying form of proxy, pursuant to discretionary authority conferred thereby, to vote the proxy in accordance with their best judgment on such matters.

                           ABSENCE OF APPRAISAL RIGHTS

The Shareholders of the Company are not entitled to appraisal or similar rights in connection with any of the matters set out in the notice of meeting.

                              AVAILABLE INFORMATION

The Company currently complies with the periodic reporting requirements of the Securities Exchange Act of 1934 as well as the provisions regulating proxy solicitation and insider trading under that Act and, accordingly, files reports, proxy statements and other information with the Securities and Exchange Commission. Such reports, proxy statements and other information can be inspected at the Public Reference Room offices of the Commission at 450 Fifth Street N.W., Washington, D.C. 20549, and copies of such material can be obtained from the Commission at prescribed rates.

A COPY OF THE COMPANY'S FORM 10-KSB ANNUAL REPORT FOR THE YEAR ENDED APRIL 30, 1998 AND FORMS 10-QSB FOR THE QUARTERS ENDED JULY 31, 1998, OCTOBER 31, 1998 AND JANUARY 31, 1999 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION MAY BE OBTAINED BY ANY SHAREHOLDER WITHOUT CHARGE BY WRITING TO THE COMPANY.

                              APPROVAL OF DIRECTORS

The contents and the sending of this proxy statement have been approved by the Board of Directors of the Company.

DATED the 19th day of April, 1999.

"Pasquale Dileo"
"Assistant Secretary"

                      COMPOST AMERICA HOLDING COMPANY, INC.
              3000 Hadley Road, South Plainfield, New Jersey 07080

                                 ---------------

              PROXY FOR USE AT THE SPECIAL MEETING OF SHAREHOLDERS

                                   May 3, 1999

The undersigned shareholder of COMPOST AMERICA HOLDING COMPANY, INC. (the "Company") hereby appoints Roger E. Tuttle, President of the Company, or failing him, Pasquale Dileo, Assistant Secretary of the Company, OR INSTEAD OF EITHER OF THE FOREGOING

 ................................................................................
as nominee of the undersigned to attend and act for and on behalf of the undersigned at the special meeting of the shareholders of the Company to be held on Monday, the 3rd day of May, 1999, and at any adjournment or adjournments thereof, to the same extent and with the same power as if the undersigned was personally present at the said meeting or such adjournment or adjournments thereof and without limiting the generality of the power hereby conferred, the proxy nominees designated above are directed, with regard to the shares registered in the name of the undersigned, as directed on the reverse hereof:

THIS PROXY IS SOLICITED BY MANAGEMENT AND BY THE BOARD OF DIRECTORS OF THE COMPANY. A SHAREHOLDER HAS THE RIGHT TO APPOINT A PERSON (WHO NEED NOT BE A SHAREHOLDER) TO REPRESENT HIM AND TO ATTEND, VOTE AND ACT FOR HIM AND ON HIS BEHALF AT THE MEETING OTHER THAN THE PROXY NOMINEE DESIGNATED ABOVE AND MAY EXERCISE SUCH RIGHT BY INSERTING THE NAME OF A PERSON HE NOMINATES AS PROXY NOMINEE IN THE BLANK SPACE PROVIDED ABOVE FOR THAT PURPOSE.

A shareholder who has submitted a proxy for the meeting may revoke it at any time before it is voted at the meeting.

1. To Amend the Company's By-Laws to increase the number of the Company's Directors from 9 to 13 and to allow the Company's Board of Directors to fill vacancies in the Board of Directors. (Note 1)

 FOR ____  AGAINST ____  ABSTAIN ____

If any amendments or variations to the matters above referred to or if any other matters identified in the notice of meeting are proposed at the meeting or any adjournment or adjournments thereof or if any other matters which are not now known to Management should properly come before the meeting or any adjournment or adjournments thereof, this proxy confers discretionary authority on the person voting the proxy to vote on such amendments or variations or such other matters in accordance with the best judgment of such person.

NOTES:

1. IN THE EVENT THAT NO SPECIFICATION HAS BEEN MADE WITH RESPECT TO VOTING FOR OR VOTING AGAINST OR WITHHOLDING FROM VOTING ON THE AMENDMENT TO THE CERTIFICATE OF INCORPORATION (ITEM 1), THE PROXY NOMINEE IS INSTRUCTED TO VOTE FOR THE SHARES REPRESENTED BY THIS FORM OF PROXY FOR ITEM 1. The full text of this proposed amendment is set forth in the proxy statement which accompanies this form of proxy.

2. This form of proxy must be dated and signed by the shareholder or his attorney authorized in writing or, if the shareholder is a corporation, under its corporate seal, or by an officer or attorney thereof duly authorized. If this form of proxy is not dated in the space provided above, it will be deemed to bear the date on which this form of proxy is mailed to the shareholder.

DATED the    day of        , 1999.  (Note 2)


------------------------------
Signature of Shareholder


------------------------------
Name of Shareholder
(Please Print)